Additional Sub-Custodian Exhibit 99.77Q3 Reference Item 15



HSBC Bank Argentina S.A.
Sub-Custodian
C1106ABJ Buenos Aires
ARGENTINA
Foreign Custodian Rule 17f-5


JPMorgan Chase Bank, N.A.
Sub-Custodian
Sydney NSW 2000
AUSTRALIA
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1040 Brussels
BELGIUM
Foreign Custodian Rule 17f-5



J.P. Morgan S.A. DTVM
Sub-Custodian
Sao Paulo, SP 04538-133
BRAZIL
Foreign Custodian Rule 17f-5


CANADA
Canadian Imperial Bank of Commerce
Sub-Custodian
Toronto, Ontario M5L 1G9
CANADA
Foreign Custodian Rule 17f-5



Royal Bank of Canada
Sub-Custodian
Toronto Ontario M5V 3L3
CANADA
Foreign Custodian Rule 17f-5

CorpBanca Investment Trust Colombia S.A.
Sub-Custodian
Bogota
COLOMBIA
Foreign Custodian Rule 17f-5


HSBC Bank plc
Sub-Custodian
ATHENS, GREECE
CYPRUS
Foreign Custodian Rule 17f-5



UniCredit Bank Czech Republic a.s.
Sub-Custodian
Prague, CZECH REPUBLIC
CZECH REPUBLIC
Foreign Custodian Rule 17f-5


Nordea Bank Danmark A/S
Sub-Custodian
DK-2630
Taastrup, DENMARK
DENMARK
Foreign Custodian Rule 17f-5


Citibank, N.A.
Sub-Custodian
Cairo, EGYPT
EGYPT
Foreign Custodian Rule 17f-5


Swedbank AS
Sub-Custodian
15040 Tallinn
ESTONIA

Foreign Custodian Rule 17f-5

Nordea Bank Finland Plc
Sub-Custodian
FIN-00020 NORDEA Helsinki
FINLAND
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
93500 Pantin
FRANCE

Foreign Custodian Rule 17f-5


Societe Generale
Sub-Custodian
75009 Paris
FRANCE
Foreign Custodian Rule 17f-5


J.P. Morgan AG
Sub-Custodian
60311 Frankfurt
GERMANY
Foreign Custodian Rule 17f-5

HSBC Bank plc
Sub-Custodian
11526 Athens
GREECE
Foreign Custodian Rule 17f-5

The Hongkong and Shanghai Banking
Sub-Custodian
Kowloon
HONG KONG
Foreign Custodian Rule 17f-5

Deutsche Bank AG
Sub-Custodian
H-1054 Budapest
HUNGARY
Foreign Custodian Rule 17f-5

Islandsbanki hf.
Sub-Custodian
IS-155 Reykjavik
ICELAND
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.
Sub-Custodian
Mindspace, Malad (West)
Mumbai 400 064
INDIA
Foreign Custodian Rule 17f-5


JP Morgan Chase Bank, N.A.
Sub-Custodian
25 Bank Street, Canary Wharf
London E14 5JP
UNITED KINGDOM
Foreign Custodian Rule 17f-5

Bank Leumi le-Israel B.M.
Sub-Custodian
65136 Tel Aviv
ISRAEL
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
20123 Milan
ITALY
Foreign Custodian Rule 17f-5

The Bank of Tokyo-Mitsubishi UFJ, Limited
Sub-Custodian
Chuo-ku
Tokyo 103-0021
JAPAN
Foreign Custodian Rule 17f-5

Swedbank AS
Sub-Custodian
Riga LV-1048
LATVIA
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
L-5826 Hesperange
LUXEMBOURG
Foreign Custodian Rule 17f-5

Standard Bank Limited, Malawi
Sub-Custodian
Blantyre
MALAWI
Foreign Custodian Rule 17f-5

HSBC Bank Malaysia Berhad
Sub-Custodian
50100 Kuala Lumpur
MALAYSIA
Foreign Custodian Rule 17f-5

Societe Generale Marocaine de Banques
Sub-Custodian
Casablanca 20100
MOROCCO
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1017 CE Amsterdam
NETHERLANDS
Foreign Custodian Rule 17f-5

JPMorgan Chase Bank, N.A.**
Sub-Custodian
Wellington 6011
NEW ZEALAND
Foreign Custodian Rule 17f-5

Nordea Bank Norge ASA
Sub-Custodian
NO-0107 Oslo
NORWAY
Foreign Custodian Rule 17f-5


HSBC Bank Oman S.A.O.G.
Sub-Custodian
Ruwi PC 112 OMAN
OMAN

Foreign Custodian Rule 17f-5

Standard Chartered Bank (Pakistan) Limited
Sub-Custodian
Ramallah
PAKISTAN
Foreign Custodian Rule 17f-5

The Hongkong and Shanghai Banking
Corporation Limited
Sub-Custodian
Bonifacio Global City
1634 Taguig City
PHILIPPINES
Foreign Custodian Rule 17f-5

BNP Paribas Securities Services S.C.A.
Sub-Custodian
1998-028 Lisbon
PORTUGAL
Foreign Custodian Rule 17f-5

J.P. Morgan Bank International
(Limited Liability Company) **
Sub-Custodian
Moscow 125047
RUSSIA
JPMorgan Chase Bank, N.A. **
New York
A/C JPMorgan Chase Bank London (USD NOSTRO Account)






SAUDI ARABIA
HSBC Saudi Arabia Limited
2/F HSBC Building
Olaya Road, Al-Murooj Disrict
Riyadh 11413
SAUDI ARABIA
HSBC Saudi Arabia Limited
Riyadh
Foreign Custodian Rule 17f-5

SERBIA
UniCredit Bank Srbija a.d.
Airport City Belgrade
Omladinskih Brigada 88
11070 Belgrade
SERBIA
UniCredit Bank Srbija a.d.
Belgrade
Foreign Custodian Rule 17f-5

SINGAPORE
DBS Bank Ltd.
Sub-Custodian
DBS Asia Gateway, Level 04-11 (4B)
608838
SINGAPORE
Oversea-Chinese Banking Corporation
Singapore
Foreign Custodian Rule 17f-5


SOUTH AFRICA
FirstRand Bank Limited
Sub-Custodian
Johannesburg 2001
SOUTH AFRICA
The Standard Bank of South Africa Limited
Johannesburg
Foreign Custodian Rule 17f-5

SOUTH KOREA
Standard Chartered Bank Korea Limited
Sub-Custodian
SOUTH KOREA
Standard Chartered Bank Korea Limited
Seoul
Foreign Custodian Rule 17f-5

SPAIN
Santander Investment, S.A.
Sub-Custodian
Edificio Ecinar, planta baja
Boadilla del Monte
28660 Madrid
SPAIN
J.P. Morgan AG**
Frankfurt
Foreign Custodian Rule 17f-5

SWEDEN
Nordea Bank AB (publ)
Sub-Custodian
SE-105 71 Stockholm
SWEDEN
Svenska Handelsbanken AB (publ)
Stockholm
Foreign Custodian Rule 17f-5


TAIWAN
JPMorgan Chase Bank, N.A.
Sub-Custodian
No. 108, Section 5, Xin  Yi Road
Taipei 11047 TAIWAN
JPMorgan Chase Bank, N.A. **
Taipei
Foreign Custodian Rule 17f-5

TANZANIA
Stanbic Bank Tanzania Limited
Sub-Custodian
Corner Kinondoni and A.H.Mwinyi Roads
P.O. Box 72648
Dar es Salaam
TANZANIA
Stanbic Bank Tanzania Limited
Dar es Salaam
Foreign Custodian Rule 17f-5

UNITED KINGDOM
JPMorgan Chase Bank, N.A.**
Sub-Custodian
London E14 5JP
UNITED KINGDOM
JPMorgan Chase Bank, N.A. **
London

Deutsche Bank AG
Depository and Clearing Centre
Lower Ground Floor
27 Leadenhall Street
London EC3A 1AA
UNITED KINGDOM
Foreign Custodian Rule 17f-5



WAEMU - Benin, Burkina Faso, Guinea-Bissau, Ivory Coast, Mali, Niger, Senegal, Togo*
Standard Chartered Bank Cote dIvoire SA
Sub-Custodian
01 B.P. 1141
Abidjan 17
IVORY COAST
Standard Chartered Bank Cote dIvoire SA
Abidjan
Foreign Custodian Rule 17f-5

ZIMBABWE
Stanbic Bank Zimbabwe Limited
Sub-Custodian
Harare
ZIMBABWE
Stanbic Bank Zimbabwe Limited
Harare
Foreign Custodian Rule 17f-5